UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2002
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                             COACHMEN INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

   INDIANA                         1-7160                  35-1101097
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(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)



2831 Dexter Drive
Elkhart, Indiana                                                 46514
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(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (219) 262-0123
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

        (c)    The following exhibits are filed as a part of this Report:

        99.1 Press Release dated May 2, 2002 anouncing expected continued improvement in first quarter 2002.

ITEM 9. INFORMATION FURNISHED PURSUANT TO REGULATION FD

     On May 2, 2002, the Company filed a press release announcing expected continued improvement in the first quarter 2002. A copy of the press release is attached as Exhibit 99.1.

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

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By: /S/ PATRICK BREEN
                                      Patrick Breen, Assistant Secretary



Date: May 2, 2002

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                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1              Press Release dated May 2, 2002                    5






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